                                                                   EXHIBIT 10.22

                       FOURTH AMENDMENT TO LOAN AGREEMENT

         THIS FOURTH AMENDMENT TO LOAN AGREEMENT (this "Fourth Amendment") is made as of the 30th day of September, 2002, by and among UNI-MARTS, INC., a Delaware corporation, and UNI-MARTS OF AMERICA, INC., a Delaware corporation (together, the "Borrowers"), and THE PROVIDENT BANK, a bank chartered under the laws of the State of Ohio (the "Lender").

                                   WITNESSETH:

         WHEREAS, the Borrowers and the Lender have heretofore entered into a certain Loan Agreement dated as of April 20, 2000 (the "Loan Agreement"), pursuant to which the Lender has agreed to provide a $10,000,000 secured revolving credit facility to the Borrowers, subject to the terms and conditions set forth in the Loan Agreement; and

         WHEREAS, the Borrowers had requested that the Lender increase the maximum committed amount of the revolving credit facility on a permanent basis from $10,000,000 to $13,000,000 and to amend the definition of "Fixed Charge Coverage Ratio" and the Lender did so under the terms, and subject to the conditions set forth in the First Amendment, dated January 16, 2001 (the "First Amendment").

         WHEREAS, the Borrowers had requested that the Lender amend the Loan Agreement, Article VI, Section 6.13(c) Interest Coverage Ratio and the Lender did so under the terms, and subject to the conditions set forth in the Second Amendment, dated March 31, 2001 (the "Second Amendment").

         WHEREAS, the Borrowers had requested that the Lender provide temporary seasonal increases in the maximum committed amount of the revolving credit facility from $13,000,000 to $15,000,000 to extend the expiration date from April 20, 2003, to April 20, 2004, to amend the Fixed Charge Coverage ratio and the Interest Coverage Ratio and to amend certain other provisions of the Loan Agreement and the Lender did so under the terms, and subject to the conditions set forth in the Third Amendment, dated December 21, 2001 (the "Third Amendment").

         WHEREAS, the Borrowers have requested that the Lender amend the Loan Agreement, Article VI, Section 6.13(c) Interest Coverage Ratio and Article VI,
Section 6.13(b) Fixed Charge Coverage Ratio and the Lender is willing to do so under the terms, and subject to the conditions, set forth in the Fourth Amendment.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and with the intent to be legally bound, the parties hereto agree as follows:

         1. RECITALS AS COVENANTS. The foregoing recitals are hereby incorporated in this Fourth Amendment as covenants.

         2. USE OF TERMS. Terms used herein and not otherwise defined are used herein as defined in the Loan Agreement.

         3. AMENDED AND RESTATED DEFINITIONS. The following definitions set forth in Article VI, Section 6.13(c) Interest Coverage Ratio and Article VI,
Section 6.13(b) Fixed Charge Coverage Ratio are hereby amended and restated as follows:

                  (a) Interest Coverage Ratio is amended to:

        FISCAL QUARTERS                 MINIMUM INTEREST
            ENDING                       COVERAGE RATIO
            ------                       --------------
Quarter ending
September 30, 2002                           1.80:1

Quarter ending
January 2, 2003                              1.65:1

Quarters ending
April 3, 2003 through                        2:05:1
September 30, 2003

                  (b) Fixed Charge Coverage Ratio is amended to:

                  For the fiscal quarters ending September 30, 2002 and January 2, 2003, the Borrower's shall at all times maintain a Fixed Charge Coverage Ratio equal to or greater than .9 to 1.0; from and after January 2, 2003, the Borrower's shall at all times maintain a Fixed Charge Coverage Ratio equal to or greater than 1.1 to 1.0.

         In addition to the foregoing, the following defined terms are hereby added to Section 1.01 of the Loan Agreement:

                  "Fourth Amendment" means the Fourth Amendment to Loan Agreement dated as of September 30, 2002, among the Borrowers and the Lender.

                  "Fourth Amendment Closing Date" means October 23, 2002, or such other date as the parties may agree.

         4. FEES: The Borrower's agree to pay the Lender an Amendment Fee with respect to this Fourth Amendment equal to 1/8% of average total annual commitment of $13,666,666.67 or $17,083.33, payable on or before the Fourth Amendment Closing Date.

Fourth Amendment to Loan Agreement                                           -2-

         5. REPRESENTATIONS AND WARRANTIES. The Borrowers hereby represent and warrant to the Lender that:

         (a) The Borrowers have and will continue to have corporate power and authority to execute, deliver and perform the provisions of this Fourth Amendment and the Loan Agreement, as amended hereby, and to execute and deliver the instruments required by the provisions of this Fourth Amendment and the Loan Agreement, as amended hereby, to be executed and delivered by the Borrowers; and all such action has been duly and validly authorized by all necessary corporate proceedings on the part of the Borrowers.

         (b) The execution, delivery and performance of this Fourth Amendment and the Revolving Credit Note will not conflict with, constitute a default under or result in the breach of, any provisions of the Law or the Articles of Incorporation or the By-laws of the Borrowers or of any agreement or other instrument to which each Borrower is a party or by which it is bound or to which it is subject.

         (c) This Fourth Amendment has been duly and validly executed and delivered by the Borrowers, and this Fourth Amendment constitutes legal, valid and binding obligations of the Borrowers, enforceable against the Borrowers in accordance with their respective terms.

         (d) The representations and warranties by the Borrowers contained in
Article III of the Loan Agreement are correct and accurate in all material respects on and as of the date of this Fourth Amendment with the same effect as though made on and as of the date of this Fourth Amendment.

         (e) No event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

         6. CONDITIONS PRECEDENT. It shall be a condition precedent to the effectiveness of this Fourth Amendment that the Lender shall have received, on or before the Fourth Amendment Closing Date, each of the following items, in form and substance satisfactory to the Lender and its counsel:

                  (i)      this Fourth Amendment, duly executed and delivered;

                  (ii) a certificate of the Borrowers, addressed to the Lender and executed by the Chief Financial Officer or President of the Borrowers, certifying that all corporate actions necessary for the consummation of the obligations to be incurred under the Fourth Amendment have been taken;

                  (iii) such other items, instruments, documents and certificates as to the

Fourth Amendment to Loan Agreement                                           -3-
                           transactions contemplated by this Fourth Amendment and the Loan Documents as the Lender may reasonably request.

         7. FURTHER ASSURANCES. The Borrowers, at their own cost and expense, shall cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, documents and assurances as the Lender may from time to time request in order more effectively to carry out the intent and purposes of this Fourth Amendment and the transactions contemplated by this Fourth Amendment including, without limitation, amendments to each or any of the Loan Documents consistent with the intent and purposes of this Fourth Amendment. Promptly upon request by the Lender, the Borrowers agree to execute and deliver and to file and record and refile and record such financing statements and amendments and other assignments and other documents in such manner, at such time or times and in such place or places as may be required by any Law or as may be requested by the Lender in order more effectively to carry out the intent and purposes of this Fourth Agreement.

         8. SCOPE OF THIS FOURTH AMENDMENT. Except as amended by the First Amendment, the Second Amendment, the Third Amendment and this Fourth Amendment, the provisions of the Loan Agreement shall remain in full force and effect. The Loan Agreement and the First Amendment, Second Amendment, Third Amendment and this Fourth Amendment, shall be construed as complementing each other and, except as specifically amended by the First, Second, Third, and this Fourth Amendment, augmenting and not restricting the Lender' rights, and the Loan Agreement shall remain in full force and effect in accordance with its terms. The Borrowers hereby ratify, confirm and reaffirm, without condition, all liens and security interests granted to the Lender pursuant to the Loan Agreement and the Loan Documents, and such liens and security interests shall continue to secure the Secured Obligations. Except as expressly provided for in this Fourth Amendment, and the First, Second, and Third Amendments, the Lender has not agreed to any amendment or modification to the Loan Agreement or any of the Loan Documents or to any departure by the Borrowers from their due performance under the Loan Agreement or under any of the Loan Documents. The rights and remedies of the Lender under the Loan Agreement, as amended by this Fourth Amendment, and the Loan Documents shall survive the execution and delivery of this Fourth Amendment and the Lender may exercise such rights and remedies with respect to any such defaults at any time and from time to time.

         9. MISCELLANEOUS. The following provisions shall apply to this Fourth
Amendment:

         (a) REFERENCES. All notices, communications, agreements, certificates, documents or other instruments executed and delivered after the execution and delivery of this Fourth Amendment may refer to the Loan Agreement without making specific reference to this Fourth Amendment, but nevertheless all such references shall include this Fourth Amendment unless the context requires otherwise.

Fourth Amendment to Loan Agreement                                           -4-

         (b) COUNTERPARTS. This Fourth Amendment may be executed in as many different counterparts as may be convenient to the parties hereto, each of which when executed by the Borrowers and the Lender shall be regarded as an original and all such counterparts shall constitute but one Fourth Amendment.

         10. COSTS AND EXPENSES. The Borrowers will pay all costs and expenses of the Lender (including, without limitation, the reasonable fees and the disbursements of the Lender's counsel) in connection with the preparation, execution and delivery of this Fourth Amendment.

         11. GOVERNING LAW. This Fourth Amendment and the rights and obligations hereunder shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

         12. HEADINGS. The headings of this Fourth Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning thereof.

                            (SIGNATURE PAGE FOLLOWS)

Fourth Amendment to Loan Agreement                                           -5-

         IN WITNESS WHEREOF, the parties, by their duly authorized officers, have executed this Fourth Amendment to Loan Agreement as of the day and year first above written.

ATTEST:                                     UNI-MARTS, INC.
  /s/ Judy L. Treaster                      /s/ N. Gregory Petrick
------------------------------------        ------------------------------------
Name:  Judy L. Treaster                     Name:   N. Gregory Petrick
       -----------------------------              ------------------------------
       Assistant Secretary                  Title:  Executive Vice President and
                                                    Chief Financial Officer

ATTEST:                                     UNI-MARTS OF AMERICA, INC.
  /s/ Donna D. Weaver                       /s/ N. Gregory Petrick
------------------------------------        ------------------------------------
Name: Donna D. Weaver                       Name:   N. Gregory Petrick
      ------------------------------              ------------------------------
      Secretary                             Title:  President


                                            THE PROVIDENT BANK

                                            By:     /s/ Ronald L. Tassone
                                               ---------------------------------
                                            Name:  Ronald L. Tassone
                                                  ------------------------------
                                            Title: Senior Vice President


Fourth Amendment to Loan Agreement                                           -6-